SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 15, 2003

                                  CONNECTIVCORP
             (Exact name of registrant as specified in its charter)


           Delaware                   333-70663                06-1529524
 (State or Other Jurisdiction  (Commission File Number)   (I.R.S. Employer
       of Incorporation)                                    Identification No.)


                        750 Lexington Avenue, 24th Floor
                            New York, New York 10022

           (Address of principal executive offices including zip code)

                                 (212) 750-5858

              (Registrant's telephone number, including area code)


                                      N.A.
                                      ----
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On October 15, 2003, ConnectivCorp issued a press release announcing that it has executed a letter of intent which sets forth the preliminary terms and conditions of a proposed merger transaction between ConnectivCorp and Majesco Sales, Inc. A copy of the press release is filed herewith as Exhibit
99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) The following exhibits are furnished with this report:

Exhibit No.     Description

99.1            Press Release issued by ConnectivCorp, dated October 15, 2003.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CONNECTIVCORP
                                   (Registrant)

Dated:   October 15, 2003           By: /s/ Elliot Goldman
                                        --------------------------------------
                                        Elliot Goldman
                                        President and Chief Executive Officer